13. DEFERRED REVENUE	12 Months Ended
Dec. 31, 2017
Deferred Revenue Abstract
DEFERRED REVENUE

The deferred revenue balance consists of:

	At December 31	At December 31
(in thousands)	2017	2016

Deferred revenue – toll milling	$29,679	$-
	$29,679	$-

Deferred revenue-by balance sheet presentation:
Current	$2,498	$-
Non-current	27,181	-
	$29,679	$-

The deferred revenue liability continuity summary is as follows:

(in thousands)	2017

Balance-January 1	$-
Proceeds of APG Arrangement, net
Upfront proceeds	32,860
Less: toll milling cash receipts from July 1, 2016 to January 31, 2017	(2,659)
Revenue earned during the period	(2,114)
Foreign exchange	1,592
Balance-December 31	$29,679

Arrangement with Anglo Pacific Group PLC

On February 13, 2017, Denison closed an arrangement with APG under which Denison received an upfront payment of $32,860,000 (CAD$43,500,000) in exchange for its right to receive future toll milling cash receipts from the MLJV under the current toll milling agreement with the CLJV from July 1, 2016 onwards.

The APG Arrangement represents a contractual obligation of Denison to pay onward to APG any cash proceeds of future toll milling revenue earned by the Company related to the processing of the specified Cigar Lake ore through the McClean Lake mill. The Company has reflected payments made to APG of $2,659,000 (CAD$3,520,000), representing the Cigar Lake toll milling cash receipts received by Denison in respect of toll milling activity for the period from July 1, 2016 through January 31, 2017, as a reduction of the initial upfront amount received and has reduced the initial deferred revenue balance to $30,201,000 (CAD$39,980,000) at the transaction date.

The Company’s share of toll milling revenue for January 2017, prior to the closing of the transaction with APG, of $444,000 has been recognized as toll milling revenue in the quarter ending March 31, 2017. Following the closing of the APG Arrangement, the Company recognized $2,114,000 in additional toll milling revenue from the draw-down of deferred revenue, based on the receipt of CAD$4,770,000 in toll milling cash receipts.

In connection with the closing of the APG Arrangement, Denison reimbursed APG for $100,000 in due diligence costs and granted 1,673,077 share purchase warrants to APG in satisfaction of a $333,000 (CAD$435,000) arrangement fee payable. The fair value of the warrants was determined using the Black-Scholes option pricing model with the following assumptions: risk-free rate of 0.91%, expected stock price volatility of 51.47%, expected life of 3.0 years and expected dividend yield of nil$. The warrants have an exercise price of CAD$1.27 per share and will be exercisable for a period of 3 years from the date of closing of the financing (see note 19). In addition, the terms of the 2016 BNS Letters of Credit Facility between BNS and Denison were amended to reflect certain changes required to facilitate an Intercreditor Agreement between APG, BNS and Denison (see note 16).